UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2009

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3972986 (I.R.S. Employer Identification Number)

9900 West 109th Street
Suite 600
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)
By unanimous written consent dated May 9, 2009, the Board of Directors voted to appoint Mr. Paul S. Williams to the Board of Directors of Compass Minerals International, Inc., as a Class I director with a term expiring at the 2010 Annual Meeting of Stockholders.  His appointment returns the size of the board to eight directors.  Mr. Williams will serve on the audit and compensation committees.

For further information, see the attached Press Release dated May 11, 2009, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.1           Press Release dated May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date:	May 11, 2009	/s/ Rodney L. Underdown
Rodney L. Underdown
Vice President and Chief Financial Officer